Exhibit 10.6

                                    EXHIBIT F
                     NATIONAL PATENT DEVELOPMENT CORPORATION
                          REGISTRATION RIGHTS AGREEMENT

         Registration Rights Agreement, dated ________, 2003 (the "Original Issue Date"), between National Patent Development Corporation, a Delaware corporation ("NPDC"), and Gabelli Funds, LLC, as agent (the "Agent") for the Holders (as hereinafter defined).

         WHEREAS, pursuant to a Note and Warrant Purchase Agreement, dated as of August 8, 2003 (the "Purchase Agreement"), among NPDC, its parent GP Strategies Corporation ("GP"), MXL Industries, Inc., the purchasers named therein (the "Purchasers"), and the Agent, relating to the purchase by the Purchasers of certain notes and warrants (the "GP Warrants") of GP, NPDC has agreed to issue, to the then holders of the GP Warrants, warrants (the "NPDC Warrants") to purchase NPDC Class A Common Stock; and

         WHEREAS, as a condition to the purchase of such notes and GP Warrants, the Purchasers have required that NPDC extend to them certain registration rights as provided in this Agreement;

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises set forth in this Agreement and in the Purchase Agreement, the parties hereto, intending to be legally bound, agree as follows:

Section 1.        General

1.1 Definitions. As used in this Agreement, in addition to terms defined elsewhere herein, the following terms shall have the following respective meanings:

(a) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(b) "Form S-3" means such form under the Securities Act (including Rule 415 thereunder) as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by NPDC with the SEC.

(c) "Holder" means each Purchaser and each other person to whom rights under this Agreement are transferred as permitted by Section 2.11, so long as such Purchaser or other person owns of record (i) prior to the Spin-Off Date, GP Warrants, or (ii) after the Spin-Off Date, Registrable Securities or NPDC Warrants exercisable for Registrable Securities.

(d) "Majority Holders" means Holders who (i) prior to the Spin-Off Date, own a majority of the outstanding GP Warrants, or (ii) after the Spin-Off Date, own, or on exercise of all then outstanding NPDC Warrants would own, a majority of the Registrable Securities then outstanding owned by all Holders.



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(e) "NPDC Common Stock" means NPDC's Class A Common Stock, par value $0.01 per share.

(f) "NPDC Warrants" has the meaning as defined in the Purchase Agreement.

(g) "NPDC Warrant Shares" means the shares of NPDC Common Stock issued or issuable upon exercise of the NPDC Warrants.

(h) "Notes" has the meaning as defined in the Purchase Agreement.

(i) "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

(j) "Registrable Securities" means the NPDC Warrant Shares and any shares of capital stock of NPDC issued as (or issuable upon the conversion or exercise of any warrant, right, or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the NPDC Warrant Shares , provided that Registrable Securities shall not include any securities (i) sold to the public pursuant to a registration statement or Rule 144, (ii) sold in a private transaction in which the transferor's rights under this Agreement are not assigned, or (iii) which are eligible for sale under paragraph (k) of Rule 144.

(k) "Registrable Securities then outstanding" shall be the number of shares determined by calculating the total number of NPDC Warrant Shares that are Registrable Securities and either (i) are then issued and outstanding or (ii) are issuable pursuant to then outstanding NPDC Warrants; except that, prior to the Spin-Off Date, such number shall mean the number of outstanding GP Warrants.

(l) "Registration Expenses" shall mean all expenses incurred by NPDC in complying with Sections 2.2, 2.3, and 2.4, hereof, including, without limitation, all registration and filing fees, printing expenses, escrow fees, listing fees, fees and disbursements of counsel for NPDC, reasonable fees and disbursements of a single special counsel for the Holders, blue sky fees and expenses (including reasonable fees and disbursements of underwriter's counsel in connection with blue sky qualifications and filings), and the expense of any special audits and/or comfort letters incident to or required by any such registration (but excluding the compensation of regular employees of NPDC).

(m) "Rule 144" means Rule 144 promulgated by the SEC under the Securities Act.

(n) "SEC" means the Securities and Exchange Commission.

(o) "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(p) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to a sale of Registrable Securities.




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(q) "Spin-Off Date" has the meaning as defined in the Purchase Agreement.

Section 2.        Restrictions On Transfer; Registration.

2.1 Restrictions on Transfer. No Holder shall make any disposition of all or any portion of the NPDC Warrants or NPDC Warrant Shares except as permitted by the NPDC Warrants.

2.2 Form S-3 Registration. NPDC shall use its best efforts to prepare and file, as promptly as practicable, and in any event within 60 days, after the date on which NPDC is eligible to file Form S-3 for this purpose, with the SEC a registration statement on Form S-3 or on such form as is then available under the Securities Act covering the Registrable Securities held by the Holders.

2.3      Demand Registration.

(a) Subject to the conditions of this Section 2.3, if NPDC receives a request from Holders who own, or on exercise of all NPDC Warrants would own, 25% of the Registrable Securities then outstanding (the "Initiating Holders") that NPDC file a registration statement under the Securities Act covering the registration of all or a part of such Initiating Holders' Registrable Securities, then NPDC shall, within 15 days of the receipt thereof, give notice of such request to all Holders, and use its best efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Initiating Holders request to be registered and all Registrable Securities owned by any other Holder which notifies NPDC in writing, within 30 days after receipt of NPDC's notice contemplated in this Section 2.3, that it intends to participate in the demand registration (such notification to include the number of Registrable Securities sought to be included and the intended method or methods of distribution of such Registrable Securities), subject to and in accordance with the terms, conditions, procedures, and limitations contained in this Agreement. The Initiating Holders may at any time prior to the effective date of the registration statement relating to a requested registration under this Section 2.3 revoke their request by providing written notice to NPDC, in which case the Registration Expenses will be borne in accordance with Section 2.6.

(b)      NPDC shall not be required to effect a registration pursuant to this
         Section 2.3:

(i) during the period of 120 days commencing on the date on which NPDC becomes eligible to use Form S-3 as contemplated by Section 2.2, so long as NPDC is in compliance with its obligations under Section 2.2, or at any time when a registration statement filed pursuant to Section
         2.2 is effective under the Securities Act;

(ii) after NPDC has effected two registrations pursuant to this Section 2.3, provided, however, that a registration shall not count as having been effected unless and until it has become effective, and unless and until the Holders participating in such registration shall have had the opportunity to register and sell 100% of the Registrable Securities initially requested to be registered pursuant thereto, except that a registration the request for which has been revoked shall count as having been effected unless the revocation is based upon material



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         adverse information concerning NPDC of which the Initiating Holders were not aware at the time of their request;

(iii) during the period starting with the date of filing of, and ending on the date 90 days following the effective date of, a registration statement pertaining to any underwritten public offering made pursuant to this Section 2.3; provided that NPDC makes reasonable and diligent good faith efforts to cause such registration statement to become effective; or

(iv) during the period starting with the date of filing of, and ending on the date 90 days following the effective date of, a registration statement pertaining to any underwritten public offering in which the Holders were given the opportunity to participate pursuant to Section
         2.4 for not less than 20% of the amount of the offering; provided that NPDC uses best efforts to cause such registration statement to become effective.

(c) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise NPDC as a part of their request made pursuant to
         Section 2.3 and NPDC shall include such information in its written notice to the Holders referred to in Section 2.3(a). In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by NPDC and approved by Holders of a majority of the Registrable Securities to be included in such underwriting. Notwithstanding any other provision of this Section 2.3 to the contrary, if the underwriter advises NPDC that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then NPDC shall so advise all Holders of Registrable Securities electing to participate in the registration under this Section 2.3, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such electing Holders (including the Initiating Holders). If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to NPDC and the underwriter, delivered at least 10 business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

2.4      Piggyback Registrations.

(a) NPDC shall notify all Holders at least 30 days prior to the filing of any registration statement under the Securities Act for a public offering of securities of NPDC (including, but not limited to, registration statements relating to secondary offerings of securities of NPDC, but excluding registration statements relating to employee benefit plans or corporate reorganizations or other transactions under Rule 145 of the Securities Act) and



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will afford each such Holder an opportunity to include in such registration statement all or part of the Registrable Securities held by such Holder; provided, that no such notice shall be required, and this Section 2.4 shall not be applicable, at any time when the registration statement filed under Section
2.2 is effective. Such notice shall (i) offer each Holder the opportunity to register such number of Registrable Securities as it may request and (ii) describe such securities and specify the form and manner and other relevant facts involved in such proposed registration (including, without limitation, if known, the price at which such securities are reasonably expected to be sold to the public, whether or not such registration will be in connection with an underwritten offering and, if so, the identity of the managing underwriter, whether such underwritten offering will be pursuant to a "best efforts" or "firm commitment" underwriting, and, if known, the amount of underwriting discount reasonably expected to be incurred in connection therewith). Each Holder desiring to include in any such registration statement all or part of the Registrable Securities held by it shall, within 15 days after receipt of the above-described notice from NPDC, so notify NPDC in writing. Such notice shall state the number of Registrable Securities which such Holder requests to be included in such registration and the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by NPDC, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by NPDC, all upon the terms and conditions set forth herein.

(b) If the registration statement under which NPDC gives notice under this
Section 2.4 is for an underwritten offering, the right of any Holder to be included in a registration pursuant to this Section 2.4 shall be conditioned upon the Holder's participation in the underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by NPDC. Notwithstanding any other provision of this Section 2.4, if the underwriter determines in good faith that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities), then NPDC shall so advise all participating Holders, and the number of securities that may be included in the underwriting shall be allocated first, to NPDC; second, to the participating Holders and to any other stockholders of NPDC having comparable rights, on a pro rata basis based on the total number of Registrable Securities requested to be sold by all such Holders and such other stockholders; and third, to any other stockholders of NPDC (other than Holders and any other stockholders of NPDC having comparable rights) on a pro rata basis. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to NPDC and the underwriter, delivered at least 10 business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

(c) NPDC shall have the right to terminate or withdraw any registration initiated by it under this Section 2.4 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by NPDC in accordance with Section 2.6.




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2.5 Suspension of Registration. Under any registration statement filed pursuant to Section 2 hereof, NPDC may restrict disposition of Registrable Securities, and Holders will not be able to dispose of such Registrable Securities, if NPDC shall have delivered a certificate signed by an officer of NPDC stating that in the good faith judgment of the Board of Directors of NPDC a delay in the disposition of such Registrable Securities is necessary because NPDC has determined that such sales would require public disclosure by NPDC of material nonpublic information that is not included in such registration statement. In the event of the delivery of such certificate, NPDC shall use its best efforts to amend such registration statement or amend or supplement the related prospectus as necessary, and take all other actions necessary, to allow the proposed sale to take place as promptly as possible (or, if in the reasonable judgment of the Board of Directors of NPDC disclosure of such event would be detrimental to NPDC, promptly after the earlier of (a) the date that disclosure of such event would not be detrimental to NPDC and (b) 90 days after the date of such certificate, provided, however, that such right to delay the sales of Registrable Securities may be exercised by NPDC not more than once in any 12-month period and that, in each such case, the delay in the sale of the Registrable Securities included in the registration statement shall not exceed 120 days from the date of the certificate).

2.6 Expenses of Registration. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration pursuant to
Section 2.2, 2.3, or 2.4 shall be borne by NPDC. All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. NPDC shall not, however, be required to pay for expenses of (a) any registration begun pursuant to Section 2.3, the request for which has been subsequently withdrawn by the Holders, unless (i) the withdrawal is based upon material adverse information concerning NPDC of which the Holders were not aware at the time of such request or (ii) the Initiating Holders agree to forfeit one of their requested registrations under Section 2.3, in which event such right shall be forfeited by all Holders, or (b) more than one registration initiated under Section 2.3 (other than any such registration the request for which is withdrawn as described in Section 2.6(a)(i)). If NPDC is not required to pay the Registration Expenses, such expenses shall be borne by the Holders requesting such registration in proportion to the number of shares for which registration was requested; and, if NPDC has previously paid any such expenses, such Holders shall promptly reimburse NPDC therefore.

2.7 Obligations of NPDC. Whenever required to register any Registrable Securities, NPDC shall, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective.

(b) Use its best efforts to keep such registration statement effective (i) in the case of a registration statement filed under Section 2.2, until the earliest to occur of (A) the date on which all Registrable Securities have been sold pursuant to such registration statement or Rule 144 and (B) the date on which no Registrable Securities remain outstanding, and (ii) in the case of a



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registration statement under Section 2.3 or 2.4, for up to 90 days (or three years if the registration statement is on Form S-3), as requested by the Holders of a majority of the Registrable Securities registered thereunder, or, if earlier, until the Holder or Holders have completed the distribution related thereto.

(c) Prepare and file with the SEC such amendments (including post effective amendments and supplemental opinions of counsel, if required) and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in Section 2.7(b).

(d) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request to facilitate the disposition of Registrable Securities owned by them.

(e) Use its best efforts to register and qualify the Registrable Securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holders to consummate the disposition of the Registrable Securities owned by such Holder in such jurisdictions; provided that NPDC shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(f) Use its best efforts to cause the Registrable Securities covered by such registration statement to be registered or qualified with or approved by such other governmental agencies or authorities (including, without limitation, state securities commissions) as may be necessary to enable the Holder or Holders thereof to consummate the disposition of such Registrable Securities.

(g) Notify each Holder, promptly after NPDC shall receive notice thereof, of the date and time the registration statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of such registration statement has been filed.

(h) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of any such Holder, subject to Section 2.5, deliver a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.




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(i) Within a reasonable time before each filing of the registration statement or any amendment or supplement thereto with the SEC, furnish to one counsel, selected by the Holders of a Majority of the Registrable Securities included therein, copies of such documents proposed to be filed, which documents shall be subject to the reasonable approval of such counsel.

(j) Use its best efforts to prevent the issuance of any order suspending the effectiveness of a registration statement and, if one is issued, immediately notify each selling Holder of the receipt of such notice and use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible moment.

(k) Make available to each selling Holder and any attorney, accountant, or other agent or representative retained by any such selling Holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents, and properties of NPDC, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause NPDC's officers, directors, and employees to supply all information requested by any such Inspector in connection with such registration statement, subject, in each case, to such confidentiality agreements as NPDC shall reasonably request.

(l) Use its best efforts to cause the securities covered by such registration statement to be listed on any securities exchange or quoted on any quotation system on which similar securities issued by NPDC are then listed or quoted.

(m) Otherwise use its best efforts to cooperate with the SEC and other regulatory agencies and take all reasonable actions and execute and deliver or cause to be executed and delivered all documents reasonably necessary to effect the registration of any securities under this Agreement.

(n) Provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement.

(o) If such registration involves an underwritten offering, obtain and furnish a comfort letter, dated the effective date of such registration statement, and the date of the closing under the underwriting agreement, signed by NPDC's independent public accountants and addressed to the Holders, in customary form and covering such matters as are customarily covered by comfort letters by independent public accountants in such public offerings and such other financial matters as the holders of a majority of the Registrable Securities being sold in such registration may reasonably request.

(p) If such registration involves an underwritten offering, furnish a legal opinion of NPDC's counsel, dated the date of the closing under the underwriting agreement and addressed to the Holders, with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and other documents relating thereto, in customary form and covering such matters as are customarily covered by legal opinions of issuers' counsel in such public offerings.




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(q) During the period when a prospectus is required to be delivered under the
Securities Act, promptly file all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act.

2.8 Termination of Registration Rights. A Holder's registration rights shall expire if all Registrable Securities held by and issuable to such Holder may be sold under SEC Rule 144 during any 90 day period.

2.9 Furnishing Information. It shall be a condition precedent to the obligations of NPDC to take any action pursuant to Section 2.2, 2.3, or 2.4 that the selling Holders shall furnish to NPDC such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

2.10 Indemnification. If any Registrable Securities are included in a registration statement under Section 2.2, 2.3, or 2.4:

(a) To the extent permitted by law, NPDC will indemnify and hold harmless each Holder and the partners, members, officers, directors, trustees, stockholders, employees, and agents of each Holder, any underwriter (as defined in the Securities Act) for such Holder, and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions, or violations (collectively a "Violation") by NPDC: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by NPDC of the Securities Act, the Exchange Act, or any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law in connection with the offering covered by such registration statement; and NPDC will pay as incurred to each such Holder, partner, member, officer, director, trustee, stockholder, employee, agent, underwriter, or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided however, that the indemnity agreement contained in this Section 2.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of NPDC, which consent shall not be unreasonably withheld, nor shall NPDC be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, member, officer, director, trustee, stockholder, employee, agent, underwriter, or controlling person. With respect to any untrue statement or alleged untrue statement made in, or omission or alleged omission from, any preliminary prospectus, any Rule 430A prospectus, or any prospectus, the indemnity agreement contained in this Section 2.10(a) with respect to such preliminary prospectus, Rule 430A prospectus, or prospectus, to the extent it is based on the claim of a person who purchased securities directly from a person,



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shall not inure to the benefit of such person (or to the benefit of any of its partners, members, officers, directors, trustees, stockholders, employees, agents, or counsel, or any person controlling such person ) if the prospectus (or the prospectus as amended or supplemented if NPDC shall have filed with the SEC any amendment or supplement thereto) which shall have been furnished to such person prior to the time it sent written confirmation of or otherwise confirmed such sale to such purchaser does not contain such statement, alleged statement, omission, or alleged omission and a copy of the prospectus (or the prospectus as amended or supplemented if NPDC shall have filed with the SEC any amendment or supplement thereto) shall not have been sent or given to such purchaser and such purchaser shall not otherwise have received a copy thereof at or prior to the written confirmation of such sale.

(b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify and hold harmless NPDC, each of its directors, its officers, and each person, if any, who controls NPDC within the meaning of the Securities Act, any underwriter, and any other Holder selling securities under such registration statement or any of such other Holder's partners, members, officers, directors, trustees, stockholders, employees, agents, or any person who controls such Holder, against any losses, claims, damages, or liabilities (joint or several) to which NPDC or any such person may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder specifically for use in connection with such registration; and each such Holder will pay as incurred any legal or other expenses reasonably incurred by NPDC or any such person in connection with investigating or defending any such loss, claim, damage, liability, or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 2.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity obligation of any Holder under this Section 2.10 exceed the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement.

(c) Promptly after receipt by an indemnified party under this Section 2.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.10.

(d) If the indemnification provided for in this Section 2.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages, or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage, or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder. The parties hereto agree that it would not be just and equitable if contribution pursuant to this
Section 2.10 were determined by pro rata allocation or any other method of allocation which does not take into account the equitable consideration referred to in this Section 2.10(d).

(e) The obligations of NPDC and the Holders under this Section 2.10 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

2.11 Assignment of Registration Rights. A Holder may assign such Holder's rights under this Agreement, including, without limitation, its rights to cause NPDC to register Registrable Securities pursuant to this Section 2, to any person to whom (a) prior to the Spin-Off Date, GP Warrants are transferred, or (b) after the Spin-Off Date, NPDC Warrants or Registrable Securities are transferred, in either case, in compliance with the restrictions of this Agreement, the GP Warrants or the NPDC Warrants, as the case may be, and the Purchase Agreement, provided that (i) in the case of a transfer of Registrable Securities, such transferee (A) is a subsidiary, parent, general partner, limited partner, member, or affiliate of such Holder or an investment company registered under the Investment Company Act of 1940, as amended, advised by Gebelli Fund, LLC or
(B) acquires a number of shares of Registrable Securities at least equal to one-fifteenth of the number of NPDC Warrants originally issued (as adjusted for stock splits, stock dividends, combinations, reorganizations, reclassifications, and other similar events), (ii) the transferor, within ten days after such transfer, furnishes to NPDC written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, and (iii) such transferee agrees in writing to be subject to all restrictions set forth in this Agreement.

2.12 Rule 144. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, NPDC agrees to use its best efforts to, at all times at which any Registrable Securities are eligible for sale under Rule 144 (other than paragraph (k) thereof):

(a) make and keep public information available, as those terms are understood and defined in Rule 144 or any similar or analogous rule promulgated under the Securities Act;

(b) file with the SEC, in a timely manner, all reports and other documents required of NPDC under the Exchange Act;

(c) furnish to each Holder, forthwith upon request, a written statement by NPDC as to its compliance with the reporting requirements of Rule 144 and of the Exchange Act, a copy of the most recent annual or quarterly report of NPDC, and such other reports and documents as such Holder may reasonably request to sell Registrable Securities under Rule 144; and

(d) cooperate with each Holder in good faith to enable such Holder to deliver, promptly upon any sale of Registrable Securities (or securities which, in the absence of eligibility for sale under Rule 144, would be Registrable Securities) by such Holder under Rule 144 under the Securities Act, certificates representing such securities which shall not contain any restrictive legend.

Section 3.        Miscellaneous.

3.1 Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of laws.

3.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the permitted successors, assigns, heirs, executors, and administrators of the parties hereto; provided, however, that prior to the receipt by NPDC of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, NPDC may deem and treat the person listed as the holder of such securities in its records as the absolute owner and holder of such securities for all purposes.

3.3 Entire Agreement. This Agreement, the NPDC Warrants, the Purchase Agreement, and the other documents delivered pursuant thereto set forth the entire understanding of the parties with respect to the subject matter hereof and supersede all existing agreements among them concerning such subject matter.

3.4 Severability. If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

3.5      Amendment and Waiver.

(a) Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), by written instrument executed by NPDC and the Agent with the written consent of Majority Holders. Any amendment or waiver effected in accordance with this Section 3.5 shall be binding upon each Holder and NPDC.

(b) Any waiver of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

3.6 Notices and Consents. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be given by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given (a) in the case of NPDC, to its address at 777 Westchester Avenue, Fourth Floor, White Plains, New York 10604, or (b) in the case of any Holder, to its address as set forth in NPDC's books and records (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 3.6). Any notice shall be deemed given at the time of receipt thereof.

3.7 Specific Performance. In addition to any other remedy provided at law or equity, the parties hereto shall be entitled to specific performance of this Agreement.

3.8 Headings. The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

3.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. The transmission by facsimile by each party of a signed counterpart copy of this Agreement to the other party shall be deemed proof of signature of the original and the signed facsimile so transmitted shall be deemed an original for the purposes of this Agreement.

3.10 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

                                        NATIONAL PATENT DEVELOPMENT CORPORATION

                                        By:_________________________
                                           Name:
                                           Title:


AGENT

GABELLI FUNDS, LLC

By:_________________________
     Name:
     Title:



















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